Chapter 11 Proceedings	12 Months Ended
Dec. 31, 2020
Reorganizations [Abstract]
Previous Chapter 11 Proceedings	Chapter 11 Proceedings
Bankruptcy proceedings under Chapter 11

On December 1, 2020, Seadrill Partners LLC and certain of its direct and indirect consolidated subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”), triggering a stay on enforcement of remedies with respect to our debt obligations. As part of the Chapter 11 proceedings, the Debtors were granted “first-day” relief which enables us to continue operations without interruption. On February 12, 2021, the Debtors and certain of their prepetition lenders executed a plan support agreement, which contemplates a series of restructuring transactions that will equitize approximately $2.7 billion in secured term loan obligations and select go-forward, value maximizing services providers.

ASC 852-10, Reorganizations, applies to entities that have filed a petition for relief under Chapter 11 of the Bankruptcy Code. In accordance with ASC 852-10, transactions and events directly associated with the reorganization are required to be distinguished from the ongoing operations of the business. In addition, the guidance requires changes in the accounting and presentation of liabilities, as well as expenses and income directly associated with the Chapter 11 Cases.

We may be required to adopt fresh start accounting upon emergence from Chapter 11. Adopting fresh start accounting would result in the allocation of the reorganization value to individual assets based on their estimated fair values. The enterprise value of the equity of the emerging company is based on several assumptions and inputs contemplated in the future projections of the plan of reorganization and are subject to significant uncertainties. We currently cannot estimate the potential financial effect of fresh start accounting on our consolidated financial statements upon the emergence from Chapter 11, although we would expect to recognize material adjustments upon implementation of fresh-start accounting guidance upon emergence pursuant to a plan of reorganization.

Liabilities subject to compromise

Liabilities subject to compromise distinguish pre-petition liabilities which may be affected by the Chapter 11 proceedings from those that are not and those post-petition. These amounts represent our allowed claims and our best estimate of claims expected to be allowed which will be resolved as part of the bankruptcy proceedings. This is disclosed on a separate line in between current and non-current liabilities on the consolidated balance sheet.

Liabilities subject to compromise represent our estimate of known or potential pre-petition claims to be resolved in connection with the Chapter 11 proceedings. Such claims remain subject to future adjustments which may result from: (i) negotiations; (ii) actions of the Bankruptcy Court; (iii) disputed claims; (iv) rejection of executory contracts and unexpired leases; (v) the determination as to the value of any collateral securing claims; (vi) proofs of claim; or (vii) other events. Such future adjustments will potentially be material.

Liabilities subject to compromise, as presented on the Consolidated Balance Sheet as at December 31, 2020, include the following:

(In $ millions)	2020
Senior undersecured or impaired external debt	2,727.1
Derivatives previously recorded at fair value	20.8
Accounts payable and other liabilities	24.4
Accrued interest payable	32.5
Amount due to related party	74.3
Liabilities subject to compromise	2,879.1

While operating as a Debtor-in-Possession under Chapter 11 of the Bankruptcy Code, the Debtors may sell, otherwise dispose of, liquidate assets or settle liabilities, subject to the approval of the Bankruptcy Court or otherwise as permitted in the ordinary course of business, in amounts other than those reflected in the Consolidated Financial Statements. Moreover, a plan of reorganization could materially change the amounts and classifications of assets and liabilities in the historical Consolidated Financial Statements.
Interest expense

The Debtors have discontinued recording interest on the under-secured debt facility, classified under liabilities subject to compromise, from the Petition Date. Contractual interest on liabilities subject to compromise not reflected in the Consolidated Statement of Operations was $21.3 million.

Potential claims

The Debtors have filed with the Bankruptcy Court schedules and statements setting forth, among other things, the assets and liabilities of the Debtors, subject to the assumptions filed in connection therewith. The schedules and statements may be subject to further amendment or modification after filing.

All holders of pre-petition claims except governmental units were required to file proofs of claim by February 15, 2021 (the "Bar Date"). Governmental units holding claims against the Debtors are required to file proof of claim by May 30, 2021. At the Bar Date, 285 claims totaling approximately $3.2 billion had been filed with the Bankruptcy Court against the Debtors. Subsequent to this date, approximately 120 further claims have been processed but this has not materially impacted the overall amount claimed against the Debtors.

It is possible that claimants will file amended claims in the future, including claims amended to assign values to claims originally filed with no designated value. Through the claims resolution process, we have identified, and we expect to continue to identify, claims that we believe should be disallowed by the Bankruptcy Court because they are duplicative, have been later amended or superseded, are without merit, are overstated or for other reasons. We will file objections with the Bankruptcy Court as necessary for claims we believe should be disallowed. Claims we believe are allowable are reflected in "Liabilities Subject to Compromise" in the Consolidated Balance Sheets.

Through the claims resolution process, differences in amounts scheduled by the Debtors and claims filed by creditors will be investigated and resolved, including through the filing of objections with the Bankruptcy Court where appropriate. In light of the number of claims filed, the claims resolution process will take additional time to complete, and it may continue after our emergence from bankruptcy. Accordingly, the ultimate number and amount of allowed claims is not presently known, nor can the ultimate recovery with respect to allowed claims be presently ascertained.

Executory Contracts

Under the Bankruptcy Code, the Debtors have the right to assume, amend and assume or reject certain contracts, subject to the approval of the Bankruptcy Court and certain other conditions. Generally, the assumption of a contract requires a debtor to satisfy pre-petition obligations under the contract, which may include payment of pre-petition liabilities in whole or in part. Rejection of a contract is typically treated as a breach occurring as of the moment immediately preceding the Chapter 11 filing. Subject to certain exceptions, this rejection relieves the debtor from performing its future obligations under the contract but entitles the counterparty to assert a prepetition general unsecured claim for damages.

Reorganization items, net

Incremental costs incurred directly as a result of the Bankruptcy Filing and gains on the settlement of liabilities under the Plan are classified as "Reorganization items, net" in the Consolidated Statements of Operations. The following table summarizes reorganization items:

(In $ millions)	2020
Advisory and professional fees	7.1
Unamortized debt issuance costs	42.9
Interest income on surplus cash invested	(0.2)
Reorganization items, net	49.8

Condensed Combined Debtors Financial Statements
As the non-debtor entities do not materially contribute to the Group financial position, we have not presented condensed combined financial statements specific to the Debtor group as a separate disclosure. For the Group financial position, please refer to the consolidated financial statements included herein.